Exhibit 99.1

THIS NEWS RELEASE IS INTENDED FOR DISTRIBUTION IN CANADA ONLY AND IS NOT AUTHORIZED FOR DISTRIBUTION TO UNITED STATES NEWSWIRE SERVICES OR FOR DISSEMINATION IN THE UNITED STATES

ATHENA GOLD CORPORATION ANNOUNCES FULLY SUBSCRIBED CAD $200,000 NON-BROKERED

PRIVATE PLACEMENT AND SHARES FOR DEBT TRANSACTION

Vacaville, CA ---- January 10, 2024  Athena Gold Corporation (CSE:ATHA) (OTCQB:AHNR) (“Athena” or the “Company”) is pleased to announce a fully subscribed non-brokered private placement (the “Private Placement”) for gross proceeds of up to CAD $200,000 comprising of 5,000,000 units (each, a “Unit”) at a price of CAD $0.04 per Unit.

Each Unit will consist of one common share in the capital of the Company (a “Common Share”) and one common share purchase warrant (a “Warrant”). Each Warrant will be exercisable into one Common Share at a price of CAD $0.05 per Warrant for a period of twelve months from the date of issuance, subject to the following acceleration provision. If, at any time after the date that is 4 months and one day after the date of issuance of the Warrants, the average volume weighted trading price of the Company’s Common Shares on the Canadian Securities Exchange (the “CSE”) (or such other stock exchange on which the Common Shares may be traded from time to time) is at or above CAD $0.10 per share for a period of 10 consecutive trading days (the “Triggering Event”), the Company may at any time, after the Triggering Event, accelerate the expiry date of the Warrants by giving ten calendar days notice to the holders of the Warrants, by way of news release, and in such case the Warrants will expire on the first day that is 30 calendar days after the date on which such notice is given by the Company announcing the Triggering Event.

Insiders may participate in the Private Placement and will be considered a related party transaction subject to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Company intends to rely on exemptions from the formal valuation and minority shareholder approval requirements provided under subsections 5.5(a) and 5.7(a) of MI 61-101 on the basis that participation in the Private Placement by insiders will not exceed 25% of the fair market value of the Company’s market capitalization.

A finder’s fee, payable in cash, may be paid in connection with the Private Placement to eligible arm’s length finders in accordance with CSE policies and applicable securities laws. The Private Placement is subject to several conditions, including receipt of all necessary corporate and regulatory approvals, including that of the Board and the Canadian Securities Exchange.

The securities to be issued under the Private Placement will be offered pursuant to applicable exemptions from the prospectus requirements under applicable securities laws. All securities issued in connection with the Private Placement will be subject to a hold period which will expire four months and one day from the date of closing of the Private Placement.

Closing of the Private Placement is expected to occur on or before January 18, 2024.

None of the foregoing securities have been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Proceeds will be used to pay current trade payables of the Company, including audit and legal fees, to fund current exploration work on its Crow Springs Project located in Esmeralda County of Nevada, and a final payment related to the purchase of two patented claims that comprise part of our flagship Excelsior Springs Property, with any surplus to provide general working capital.

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Shares for Debt

The Company has agreed to settle outstanding debt in the amount of CAD $34,278.20 (the “Debt”) owing to an arm’s length creditor by issuing an aggregate of 685,564 common shares in the capital of the Company (the “Common Shares”) at a price of CAD $0.05 per Common Share (the “Debt Transaction”). The Board of Directors has determined it is in the best interests of the Company to settle the outstanding Debt by the issuance of the Common Shares to preserve the Company’s cash for ongoing operations.

Closing of the Debt Transaction is subject to customary closing conditions, including approval of the Canadian Securities Exchange, and intends to close as soon as practicable. The Common Shares to be issued pursuant to the Debt Transaction will be subject to a hold period of four months and one day from the date of issuance.

None of the Common Shares issued pursuant to the Debt Transaction have been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct additional exploration drilling and studies on the Project.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John C. Power

Chief Executive Officer and President

For further information, please contact:

Phone: John C. Power, 707-291-6198

Email: info@athenagoldcorp.com

Jason Libenson

President and CCO

Castlewood Capital Corporation

1(647)-534-9884

Email: jason@castlewoodcapital.ca

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Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise.

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